Exhibit 10.54

                       FIFTH AMENDMENT TO CREDIT AGREEMENT


     CROSSMANN COMMUNITIES, INC., an Indiana corporation (the "Borrower"), BANK ONE, INDIANA, NA, a national banking association, individually and as Agent (the "Agent") for the Lenders (the "Lenders") who are parties to that certain Credit Agreement dated as of April 1, 1999, as amended (collectively, the "Agreement"), and the Lenders, agree to further amend the Agreement by this Fifth Amendment to Credit Agreement (the "Amendment") as follows.


     1. DEFINITIONS. The definitions of "Fifth Amendment, " "Hedging Obligations," "Non-Current Subsidiary" and "Unconsolidated Joint Venture" are hereby added to the Article I of the Agreement, and the definitions of "Applicable Spread," "Commitment," "Indebtedness," "Facility Termination Date," "Fixed Charges," "Interest Period," "Required Lenders," and "Consolidated Tangible Net Worth" appearing in Article I are hereby amended and restated in their respective entireties as follows:

     "Applicable Spread" means that number of percentage points to be taken into account in determining the per annum rate at which interest will accrue on the Revolving Loan based on the Eurodollar Base Rate or Alternative Base Rate determined by reference of the ratio of the Borrower's Total Debt to its Total Capitalization in accordance with the following table:

                                                              Applicable Spread
Ratio of Total Debt to                         Alternate                  Eurodollar Base Rate
  Total Capitalization                         Base Rate         (1,2,3, or 6 month)     (12 month)

Less than .33:1.00                              -50 b.p.              +130 b.p.            +140 b.p.

Equal to or greater than .33:1.00               -25 b.p.              +145 b.p.            +155 b.p.
   but less than or equal to .50:1.00

Greater  than .50:1.00                            0 b.p.              +160 b.p.            +170 b.p.

     The Applicable Spread shall be determined on the basis of the financial statements of the Borrower for each fiscal quarter furnished to the Lenders pursuant to the requirements of Section 6.1(ii) with prospective effect for the following fiscal quarter. Interest will accrue and be payable in any fiscal quarter on the basis of Applicable Spread in effect during the preceding fiscal quarter until an adjustment is made under the terms of this provision. The Applicable Spread shall be adjusted on the first interest payment date which follows receipt by the Lenders of the financial statements upon which such adjustment is based. In the event that the Borrower fails to deliver the financial statements and compliance certificates required under Section 6.1(ii) for any month which ends a fiscal quarter, then the Applicable Spread shall be the largest spread shown on the above table from the date such financial statements were required to be delivered until the first interest payment date which follows delivery to the Lenders of such financial statements. It is noted that the above table provides an Applicable Spread for a ratio of Total Debt to Total Capitalization greater than that which is permitted under the terms of
Section 6.18.3 hereof. For the avoidance of doubt, it is agreed that it is the intent of the parties that the Lenders shall be free to exercise all remedies otherwise provided for in this Agreement in the event of a violation of the Borrower of the covenants stated in Section 6.18.3, notwithstanding the accrual of interest upon the Loan at a rate determined in accordance with this definition. As used herein, "b.p." means a basis point, which is one one-hundredth of one percent.

     "Consolidated Tangible Net Worth" means, as of the date of the determination, the consolidated shareholders' equity of the Borrower and its Current Subsidiaries, less any goodwill, patents, trademarks, trade secrets, and any other assets which would be classified as intangible assets in accordance with Agreement Accounting Principles, and less the Investment of the Borrower or any Current Subsidiary in all Non-Current Subsidiaries.

     "Facility Termination Date" means April 1, 2004, or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

     "Fifth Amendment" means that agreement entitled "Fifth Amendment to Credit Agreement" entered into among the Borrower, the Lenders, and the Agent effective as of May 4, 2001.

     "Fixed Charges" means, for any period, the sum of: (i) Consolidated Interest Expense, (ii) any interest capitalized during such period, (iii) lease expense incurred in connection with the sale/leaseback of model homes, and (iv) rent expense of the Borrower and the Current Subsidiaries determined on a consolidated basis in accordance with Agreement Accounting Principles.

     "Hedging Obligations" means any and all obligations of a Person, whether absolute or contingent, and howsoever and when soever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) under (i) any and all agreements, devices, or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, commodity prices, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

     "Indebtedness" of a Person means such Person's (i) obligations for borrowed money, including capital lease obligations (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (vi) Capitalized Lease Obligations and (vii) reimbursement and all other obligations in connection with letters of credit including the Letters of Credit, (viii) all guaranties of such Person of the indebtedness of any other person, (ix) the net liabilities of all Hedging Obligations, and (x) any other obligation for borrowed money or other financial accommodation which in accordance with Agreement Accounting Principles would be shown as a liability on the consolidated balance sheet of such Person.

     "Interest Period" means, with respect to a Eurodollar Advance, a period of one, two, three six or twelve months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one, two, three, six or twelve months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third, sixth or twelfth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third, sixth or twelfth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

     "Non-Current Subsidiary" means a Subsidiary of the Borrower which has not delivered a Guaranty or otherwise fulfilled all of the requirements of Section
4.3 in order to become a Current Subsidiary.

     "Required Lenders" means three (3) or more Lenders having in the aggregate at least 55.56% of the Aggregate Commitment, or, if the Aggregate Commitment has been terminated, three (3) or more Lenders holding in the aggregate at least 55.56% of the aggregate unpaid principal amount of all outstanding Advances. For purposes hereof, the aggregate outstanding principal balance of the Swing Line Loan at the time of the determination of the Required Lenders shall be deemed allocated to the Lenders ratably in accordance with the relation that each Lender's Commitment bears to the Aggregate Commitment.

     "Unconsolidated Joint Venture" means a joint venture partnership formed by the Borrower or any Current Subsidiary and a third party which is not consolidated with the Borrower for financial reporting purposes.

     All other terms defined in the Agreement and used in this Amendment shall have their respective meanings stated in the Agreement unless otherwise defined herein.

     2. DEBT. section 6.10 of the Agreement is hereby amended and restated in its entirety as follows:

     6.10. Debt. Neither the Borrower nor any Current Subsidiary shall incur nor permit to exist any Indebtedness in excess of $500,000.00, in the aggregate, except:

     (i)       to the Lenders under this Agreement;

     (ii)      to the holders of the Senior Notes;

     (iii) for standby letters of credit issued by affiliate national banking associations of the Lenders pursuant to the requirements of local municipalities for development projects outside of Indianapolis, Indiana;

     (iv) for seller financing of the future acquisition of unimproved real estate by the Borrower or by a Current Subsidiary, provided that no Default or Unmatured Default exists and that such financing is unsecured or is secured only by the real estate to which it relates and is subordinated to the Obligations and has received the Required Lenders' prior written consent, which shall not be unreasonably withheld;

     (v) indebtedness related to mortgages assumed by the Borrower or a Current Subsidiary on residential real estate acquired from its customers in the ordinary course of business contemporaneously with the sale of a new residence by the Borrower or such Current Subsidiary to such customer, provided that no Default or
               Unmatured   Default  exists  and  that  the  assumption  of  such
               indebtedness  shall  not  result  in a  Default  or an  Unmatured
               Default;

     (vi) for those existing obligations disclosed on the Schedule attached hereto as Schedule 6.10;

     (vii) indebtedness of Unconsolidated Joint Ventures which is not guaranteed by the Borrower or any Current Subsidiary; and

     (viii)    Hedging Obligations;

provided, however, that the amount of all such indebtedness described in paragraphs (iv), (v), (vi), and (vii) of this Section 6.10 together with the net liability of all Hedging Obligations shall at no time exceed in the aggregate five percent (5%) of Total Capitalization.

     3.   MERGERS,   CONSOLIDATIONS,   SALES,   ACQUISITION   OR   FORMATION  OF
SUBSIDIARIES. Section 6.14 of the Agreement is hereby amended and restated in its entirety as follows:

               6.14. Mergers, Consolidations, Sales, Acquisition or Formation of Subsidiaries. Neither the Borrower nor any Current Subsidiary shall
          (i) be a party to any consolidation or to any merger or purchase the capital stock of or otherwise acquire any equity interest in any other business entity, except for investment purposes only in readily marketable securities where the aggregate amount of equity interest held is less than ten percent (10%) of the voting power of the acquired party; (ii) acquire any material part of the assets of any other business entity, except in the ordinary course of business;
          (iii) except in the ordinary course of business, sell, transfer, convey, lease or otherwise dispose of all or any substantial part of the assets of the Borrower or of the Current Subsidiaries, except for sale/leaseback transactions to finance model homes; or (iv) sell or assign with or without recourse any receivable; provided, however, that the Borrower may consolidate or merge with any other corporation if the surviving or continuing corporation shall be the Borrower and at the time of such consolidation or merger and after giving effect thereto no Default or Unmatured Default shall have occurred or be continuing. For purposes of the preceding sentence, a sale, lease or other disposition of assets shall be deemed to be a "substantial part" of the assets of the Borrower or of a Current Subsidiary if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed by the Borrower and/or a Current Subsidiary (other than in the ordinary course of business), during the 12-month period ending with the date of such sale, lease or other disposition, exceeds five percent (5%) of Total Assets. The Borrower shall not cause to be created or otherwise acquire any Subsidiaries unless within thirty (30) calendar days after such Subsidiary is formed or acquired by the Borrower it either becomes a Current Subsidiary for all purposes of this Agreement pursuant to Section 4.3 hereof, or such requirement is waived by the Required Lenders in writing prior to the creation or acquisition of such Subsidiary by the Borrower.


     4. FINANCIAL COVENANTS. A new Section 6.18.2 of the Agreement is hereby amended and restated in its entirety as follows:

               6.18.2. Consolidated Tangible Net Worth. Commencing as of the date of the Fifth Amendment, the Borrower shall maintain at all times its Consolidated Tangible Net Worth at a level not less than an amount equal to the sum of (i) One Hundred Fifty-Eight Million and 00/100 Dollars ($158,000,000.00) plus (ii) fifty percent (50%) of Consolidated Net Income determined on a cumulative basis for each fiscal quarter ending on and after December 31, 2000; provided, that for the purposes of the foregoing calculation, in the event that Consolidated Net Income is a deficit figure for any such fiscal quarter, Consolidated Net Income for such fiscal quarter shall be deemed to be zero and, accordingly, shall not reduce the amount of Consolidated Tangible Net Worth required to be maintained pursuant to this Section, plus (iii) one hundred percent (100%) of the net proceeds received by the Borrower from any capital stock issued after December 31, 2000.

     5. REPRESENTATIONS AND WARRANTIES. To induce the Agent and the Lenders to enter into this Amendment, the Borrower affirms that the representations and warranties contained in the Agreement are correct as of the date of this Amendment, except that (i) they shall be deemed also to refer to this Amendment, as well as all documents named herein, and (ii) Section 5.4 shall be deemed also to refer to the most recent audited and unaudited financial statements of the Borrower delivered to the Lenders.


     6. EVENTS OF DEFAULT. The Borrower certifies that no Default or Unmatured Default under the Agreement, as amended by this Amendment, has occurred and is continuing as of the execution date of this Amendment except as shall have been expressly waived herein.


     7. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Amendment, the Agent shall first receive with sufficient copies for the Lenders the following contemporaneously with the execution and delivery of this Amendment, each duly executed, dated and in form and substance satisfactory to the Lenders:

     (i) A certified copy of a Resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance, respectively, of this Amendment, its Promissory Note payable to the order of Bank One, and the other Loan Documents provided for in this Amendment to which the Borrower is a party.

     (ii) A certificate of the Secretary of the Board of Directors of the Borrower certifying the names of the officer or officers authorized to sign this Amendment and the other Loan Documents provided for in this Amendment to which the Borrower is a party, together with a sample of the true signature of each such officer.

     (iii) A certified copy of a Resolution of General Partner of Crossmann Communities Partnership, an Indiana general partnership, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Crossmann Communities Partnership is a party.

     (iv) A certificate of the General Partner of Crossmann Communities Partnership certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Crossmann Communities Partnership is a party, together with a sample of the true signature of each such officer.

     (v) A certified copy of a Resolution of the Board of Directors of Deluxe Homes of Lafayette, Inc., an Indiana corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Deluxe Homes of Lafayette, Inc. is a party.

     (vi) A certificate of the Secretary of the Board of Directors of Deluxe Homes of Lafayette, Inc. certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Deluxe Homes of Lafayette, Inc. is a party, together with a sample of the true signature of each such officer.

     (vii)     A certified  copy of a  Resolution  of the Board of  Directors of
               Crossmann Communities of Ohio, Inc., an Ohio corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Crossmann Communities of Ohio, Inc. is a party.

     (viii) A certificate of the Secretary of the Board of Directors of Crossmann Communities of Ohio, Inc. certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Crossmann Communities of Ohio, Inc. is a party, together with a sample of the true signature of each such officer.

     (ix) A certified copy of a Resolution of the Board of Directors of Merit Realty, Inc., an Indiana corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Merit Realty, Inc. is a party.

     (x) A certificate of the Secretary of the Board of Directors of Merit Realty, Inc. certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Merit Realty, Inc. is a party, together with a sample of the true signature of each such officer.

     (xi) A certified copy of a Resolution of the Board of Directors of Crossmann Mortgage Corporation, an Indiana corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Crossmann Mortgage Corporation is a party.

     (xii) A certificate of the Secretary of the Board of Directors of Crossmann Mortgage Corporation certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Crossmann Mortgage Corporation is a party, together with a sample of the true signature of each such officer.

     (xiii) A certified copy of a Resolution of the Board of Directors of Deluxe Aviation, Inc., an Indiana corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Deluxe Aviation, Inc. is a party.

     (xiv) A certificate of the Secretary of the Board of Directors of Deluxe Aviation, Inc. certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty
               Agreement and the other Loan Documents provided for in this Amendment to which Deluxe Aviation, Inc. is a party, together with a sample of the true signature of each such officer.

     (xv) A certified copy of a Resolution of the Board of Directors of Cutter Homes, Ltd., a Kentucky corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Cutter Homes, Ltd. is a party.

     (xvi)     A  certificate  of the  Secretary  of the Board of  Directors  of
               Cutter Homes, Ltd. certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty
               Agreement and the other Loan Documents provided for in this Amendment to which Cutter Homes, Ltd. is a party, together with a sample of the true signature of each such officer.

     (xvii)    A certified  copy of a  Resolution  of the  Members of  Crossmann
               Communities of Tennessee, LLC, a Tennessee limited liability company, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Crossmann Communities of Tennessee, LLC is a party.

     (xviii) A certificate of the Managing Member of Crossmann Communities of Tennessee, LLC certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Crossmann Communities of Tennessee, LLC is a party, together with a sample of the true signature of each such officer.

     (xix) A certified copy of a Resolution of the Board of Directors of Crossmann Communities of North Carolina, Inc., a North Carolina corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Crossmann Communities of North Carolina, Inc. is a party.

     (xx) A certificate of the Secretary of the Board of Directors of Crossmann Communities of North Carolina, Inc. certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Crossmann Communities of North Carolina, Inc. is a party, together with a sample of the true signature of each such officer.

     (xxi) A certified copy of a Resolution of the Members of Pinehurst Builders, LLC, a South Carolina limited liability company, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Pinehurst Builders, LLC is a party.

     (xxii) A certificate of the Managing Member of Pinehurst Builders, LLC certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Pinehurst Builders, LLC is a party, together with a sample of the true signature of each such officer.

     (xxiii) A certified copy of a Resolution of the Board of Directors of Crossmann Management, Inc., an Indiana corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Crossmann Management, Inc. is a party.

     (xxiv) A certificate of the Secretary of the Board of Directors of Crossmann Management, Inc. certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty
               Agreement and the other Loan Documents provided for in this Amendment to which Crossmann Management, Inc. is a party, together with a sample of the true signature of each such officer.

     (xxv) A certified copy of a Resolution of the Board of Directors of Crossmann Investments, Inc., an Indiana corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Crossmann Investments, Inc. is a party.

     (xxvi) A certificate of the Secretary of the Board of Directors of Crossmann Investments, Inc. certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Crossmann Investments, Inc. is a party, together with a sample of the true signature of each such officer.

     (xxvii) A certified copy of a Resolution of the Board of Directors of Deluxe Homes of Ohio, Inc., an Ohio corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Deluxe Homes of Ohio, Inc. is a party.

     (xxviii) A certificate of the Secretary of the Board of Directors of Deluxe Homes of Ohio, Inc. certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty
               Agreement and the other Loan Documents provided for in this Amendment to which Deluxe Homes of Ohio, Inc. is a party, together with a sample of the true signature of each such officer.

     (xxix) A certified copy of a Resolution of the Members of Trinity Homes, LLC, an Indiana limited liability company, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Trinity Homes, LLC is a party.

     (xxx) A certificate of the Managing Member of Trinity Homes, LLC certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Trinity Homes, LLC is a party, together with a sample of the true signature of each such officer.

     (xxxi) The Promissory Note (Revolving Loan) ($60,000,000.00) payable to the order of Bank One, Indiana, N.A. in the form attached hereto as Exhibit "A."

     (xxxii) The Promissory Note (Revolving Loan) ($18,750,000.00) payable to the order of Huntington National Bank of Indiana in the form attached hereto as Exhibit "B."

     (xxxiii) The Promissory Note (Revolving Loan) ($18,750,000.00) payable to the order of Fifth Third Bank, Indiana in the form attached hereto as Exhibit "C."

     (xxxiv) The Promissory Note (Revolving Loan) ($18,750,000.00) payable to the order of PNC Bank, N.A. in the form attached hereto as Exhibit "D."

     (xxxv) The Promissory Note (Revolving Loan) ($18,750,000.00) payable to the order of KeyBank National Association in the form attached hereto as Exhibit "E."

     (xxxvi) A Reaffirmation Guaranty Agreement from each Current Subsidiary in the form of Exhibit "B" attached hereto, duly completed for each such Current Subsidiary.

     (xxxvii) Such other instruments, agreements, and documents that the Agent or any Lender may reasonably require.

     8. EFFECT OF AMENDMENT. Except as amended in this Amendment, all of the terms and conditions of the Agreement shall continue unchanged and in full force and effect together with this Amendment.


     IN WITNESS WHEREOF, the Borrower, the Lenders, and the Agent, by their respective duly authorized officers, have executed and delivered in Indiana this Fifth Amendment to Credit Agreement as of May 4, 2001.


                           CROSSMANN COMMUNITIES, INC., an Indiana corporation


                           By: /s/ Jennifer A. Holihen
                               -------------------------------------------------
                               Jennifer A. Holihen, Chief Financial Officer,
                                 Treasurer and Secretary

                           9210 North Meridian Street
                           Indianapolis, Indiana 46260

                           Attention:  Jennifer A. Holihen, Chief Financial
                                         Officer, Treasurer and Secretary
                           Telephone:  (317) 843-9514
                           Telecopy:   (317) 571-2210
                           E-mail:     jholihen@croscom.com

Commitments:

$60,000,000.00             BANK ONE, INDIANA, NA, a national banking
    44.44%                   association, individually and as Agent



                           By: /s/ Patrick D. Lease
                               -------------------------------------------------
                               Patrick D. Lease, First Vice President

                               Bank One Center/Circle - Suite 203
                               111 Monument Circle
                               Indianapolis, Indiana 46277

                           Attention:  Patrick D. Lease, First Vice President
                           Telephone:  (317) 321-3844
                           Telecopy:   (317) 321-7647
                           E-mail:     Patrick_D_Lease@EM.FCNBD.com


$18,750,000.00             HUNTINGTON NATIONAL BANK OF INDIANA
    13.89%


                           By: /s/ Russell R. Swan, Jr.
                               -------------------------------------------------
                               Russell R. Swan, Jr., Senior Vice President
                               Capital Center, Suite 1800
                               201 North Illinois Street
                               Indianapolis, Indiana 46204

                           Attention:  Russell R. Swan, Jr., Senior Vice
                                         President
                           Telephone:  (317) 237-2547
                           Telecopy:   (317) 237-2505
                           E-mail:     Russell.Swan@Huntington.com


$18,750,000.00             FIFTH THIRD BANK, INDIANA
    13.89%


                           By: /s/ Jeffrey K. Lockhart
                               -------------------------------------------------
                               Jeffrey K. Lockhart, Vice President


                           Capital Center, North Tower
                           251 North Illinois Street, Suite 1000
                           Indianapolis, Indiana 4604

                           Attention:  Jeffrey K. Lockhart, Vice President
                           Telephone:  (317) 383-2287
                           Telecopy:   (317) 383-2764
                           E-mail:     Jeffrey.Lockhart@53.com

$18,750,000.00             PNC BANK,  N.A.
    13.89%



                           By:  /s/ James A. Harmann
                                ------------------------------------------------
                                James A. Harmann, Vice President

                           201 East Fifth Street, Suite 200
                           Real Estate Finance
                           Cincinnati, Ohio 45201-1198

                           Attention:  James A. Harmann, Vice President
                           Telephone:  (513) 651-8988
                           Telecopy:   (513) 651-8931
                           E-mail:     James.Harmann@pncbank.com


$18,750,000.00             KEYBANK NATIONAL ASSOCIATION
    13.89%



                           By: /s/ Jane E. Butler
                               -------------------------------------------------
                               Jane E. Butler,  Vice President

                           10 West Market Street
                           Indianapolis, Indiana 46204

                           Attention:  Jane E. Butler, Vice President
                           Telephone:  (317) 464-8319
                           Telecopy:   (317) 464-8301
                           E-Mail:     Jane_Butler@keybank.com

                              SCHEDULE OF EXHIBITS


Exhibit "A"    -    Promissory Note (Revolving Loan) ($60,000,000.00)
                    (Bank One, Indiana, NA)


Exhibit "B"    -    Promissory Note (Revolving Loan) ($18,750,000.00)
                    (Huntington National Bank of Indiana)


Exhibit "C"    -    Promissory Note (Revolving Loan) ($18,750,000.00)
                   (Fifth Third Bank, Indiana)


Exhibit "D"    -    Promissory Note (Revolving Loan) ($18,750,000.00)
                    (PNC Bank, N.A.)


Exhibit "E"    -    Promissory Note (Revolving Loan) ($18,750,000.00)
                    (KeyBank National Association)


Exhibit "F"    -    Reaffirmation of Guaranty Agreement (Current Subsidiaries)

                                 PROMISSORY NOTE
                                (Revolving Loan)

                                                  Indianapolis, Indiana
$60,000,000.00                                    Dated: May 4, 2001
                                                  Final Maturity: April 1, 2004


     On or before April 1, 2004 ("Final Maturity"), CROSSMANN COMMUNITIES, INC., an Indiana corporation (the "Maker") promises to pay to the order of BANK ONE, INDIANA, NA, a national banking association (the "Lender") at the principal office of BANK ONE, INDIANA, NA, a national banking association (the "Agent") in Indianapolis, Indiana, the principal sum of Sixty Million and 00/100 Dollars ($60,000,000.00) or so much of the principal amount of the Loan represented by this Note as may be disbursed by the Lender under the terms of the Credit Agreement described below, and to pay interest on the unpaid principal balance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Loan") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Lender under a Credit Agreement dated as of April 1, 1999 (as amended, the "Credit Agreement"), entered into by and among the Maker, the Lender, the Agent, and the other lenders from time to time parties thereto. All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time. The Loan is referred to in the Credit Agreement as the "Revolving Loan." Subject to the terms and conditions of the Credit Agreement, the proceeds of the Loan may be advanced and repaid and re-advanced until Final Maturity. The principal amount of the Loan outstanding from time to time shall be determined by reference to the books and records of the Lender on which all Advances under the Loan and all payments by the Maker on account of the Loan shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.

     The terms "Advance" and "Business Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the last Business Day of each month commencing on the last Business Day of the month in which this Note is executed. After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, at Final Maturity. Reference is made to the Credit Agreement for provisions requiring prepayment of principal under certain circumstances. Principal may be prepaid, but only as provided in the Credit Agreement. If any installment of interest due under the terms of this
Note is not paid within two (2) Business Days when due, then the Lender or any subsequent holder of this Note may, subject to the terms of the Credit Agreement, at its option and without notice, declare the entire principal amount of the Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement which provides for acceleration of the maturity of this Note upon the happening of other "Defaults" as defined therein.

     All payments on account of this Note shall be applied as provided in the Credit Agreement.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note supersedes and replaces that certain Promissory Note dated October 20, 2000, made by the Maker to the order of the Lender in the principal amount of $60,000,000.00, with a final maturity date of March 31, 2003.

     This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.


                              CROSSMANN COMMUNITIES, INC.,
                               an Indiana corporation



                              By: /s/ Jennifer A. Holihen
                                  ----------------------------------------------
                                  Jennifer A. Holihen, Chief Financial Officer,
                                    Treasurer and Secretary

                                 PROMISSORY NOTE
                                (Revolving Loan)


                                                  Indianapolis, Indiana
$18,750,000.00                                    Dated: May 4, 2001
                                                  Final Maturity: April 1, 2004


     On or before April 1, 2004 ("Final Maturity"), CROSSMANN COMMUNITIES, INC., an Indiana corporation (the "Maker") promises to pay to the order of HUNTINGTON NATIONAL BANK OF INDIANA (the "Lender") at the principal office of BANK ONE, INDIANA, NA, a national banking association (the "Agent") in Indianapolis, Indiana, the principal sum of Eighteen Million Seven Hundred Fifty Thousand and 00/100 Dollars ($18,750,000.00) or so much of the principal amount of the Loan represented by this Note as may be disbursed by the Lender under the terms of the Credit Agreement described below, and to pay interest on the unpaid principal balance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Loan") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Lender under a Credit Agreement dated as of April 1, 1999 (as amended, the "Credit Agreement"), entered into by and among the Maker, the Lender, the Agent, and the other lenders from time to time parties thereto. All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time. The Loan is referred to in the Credit Agreement as the "Revolving Loan." Subject to the terms and conditions of the Credit Agreement, the proceeds of the Loan may be advanced and repaid and re-advanced until Final Maturity. The principal amount of the Loan outstanding from time to time shall be determined by reference to the books and records of the Lender on which all Advances under the Loan and all payments by the Maker on account of the Loan shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.

     The terms "Advance" and "Business Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the last Business Day of each month commencing on the last Business Day of the month in which this Note is executed. After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, at Final Maturity. Reference is made to the Credit Agreement for provisions requiring prepayment of principal under certain circumstances. Principal may be prepaid, but only as provided in the Credit Agreement.

     If any installment of interest due under the terms of this Note is not paid within two (2) Business Days when due, then the Lender or any subsequent holder of this Note may, subject to the terms of the Credit Agreement, at its option and without notice, declare the entire principal amount of the Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement which provides for acceleration of the maturity of this Note upon the happening of other "Defaults" as defined therein.

     All payments on account of this Note shall be applied as provided in the Credit Agreement.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note supersedes and replaces that certain Promissory Note dated March 31, 2000, made by the Maker to the order of the Lender in the principal amount of $18,750,000.00, with a final maturity date of March 31, 2003.

     This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.


                              CROSSMANN COMMUNITIES, INC.,
                                an Indiana corporation



                              By: /s/ Jennifer A. Holihen
                                  ----------------------------------------------
                                  Jennifer A. Holihen, Chief Financial Officer,
                                    Treasurer and Secretary

                                 PROMISSORY NOTE
                                (Revolving Loan)

                                                  Indianapolis, Indiana
$18,750,000.00                                    Dated: May 4, 2001
                                                  Final Maturity: April 1, 2004


     On or before April 1, 2004 ("Final Maturity"), CROSSMANN COMMUNITIES, INC., an Indiana corporation (the "Maker") promises to pay to the order of FIFTH THIRD BANK, INDIANA (the "Lender") at the principal office of BANK ONE, INDIANA, NA, a national banking association (the "Agent") in Indianapolis, Indiana, the principal sum of Eighteen Million Seven Hundred Fifty Thousand and 00/100 Dollars ($18,750,000.00) or so much of the principal amount of the Loan represented by this Note as may be disbursed by the Lender under the terms of the Credit Agreement described below, and to pay interest on the unpaid principal balance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Loan") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Lender under a Credit Agreement dated as of April 1, 1999 (as amended, the "Credit Agreement"), entered into by and among the Maker, the Lender, the Agent, and the other lenders from time to time parties thereto. All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time. The Loan is referred to in the Credit Agreement as the "Revolving Loan." Subject to the terms and conditions of the Credit Agreement, the proceeds of the Loan may be advanced and repaid and re-advanced until Final Maturity. The principal amount of the Loan outstanding from time to time shall be determined by reference to the books and records of the Lender on which all Advances under the Loan and all payments by the Maker on account of the Loan shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.

     The terms "Advance" and "Business Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the last Business Day of each month commencing on the last Business Day of the month in which this Note is executed. After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, at Final Maturity. Reference is made to the Credit Agreement for provisions requiring prepayment of principal under certain circumstances. Principal may be prepaid, but only as provided in the Credit Agreement.

     If any installment of interest due under the terms of this Note is not paid within two (2) Business Days when due, then the Lender or any subsequent holder of this Note may, subject to the terms of the Credit Agreement, at its option and without notice, declare the entire principal amount of the Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement which provides for acceleration of the maturity of this Note upon the happening of other "Defaults" as defined therein.

     All payments on account of this Note shall be applied as provided in the Credit Agreement.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note supersedes and replaces that certain Promissory Note dated March 31, 2000, made by the Maker to the order of the Lender in the principal amount of $18,750,000.00, with a final maturity date of March 31, 2003.

     This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

                              CROSSMANN COMMUNITIES, INC.,
                                an Indiana corporation



                              By: /s/ Jennifer A. Holihen
                                  ----------------------------------------------
                                  Jennifer A. Holihen, Chief Financial Officer,
                                    Treasurer and Secretary

                                 PROMISSORY NOTE
                                (Revolving Loan)

                                                  Indianapolis, Indiana
$18,750,000.00                                    Dated: May 4, 2001
                                                  Final Maturity: April 1, 2004


     On or before April 1, 2004 ("Final Maturity"), CROSSMANN COMMUNITIES, INC., an Indiana corporation (the "Maker") promises to pay to the order of PNC BANK, N.A. (the "Lender") at the principal office of BANK ONE, INDIANA, NA, a national banking association (the "Agent") in Indianapolis, Indiana, the principal sum of Eighteen Million Seven Hundred Fifty Thousand and 00/100 Dollars ($18,750,000.00) or so much of the principal amount of the Loan represented by this Note as may be disbursed by the Lender under the terms of the Credit Agreement described below, and to pay interest on the unpaid principal balance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Loan") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Lender under a Credit Agreement dated as of April 1, 1999 (as amended, the "Credit Agreement"), entered into by and among the Maker, the Lender, the Agent, and the other lenders from time to time parties thereto. All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time. The Loan is referred to in the Credit Agreement as the "Revolving Loan." Subject to the terms and conditions of the Credit Agreement, the proceeds of the Loan may be advanced and repaid and re-advanced until Final Maturity. The principal amount of the Loan outstanding from time to time shall be determined by reference to the books and records of the Lender on which all Advances under the Loan and all payments by the Maker on account of the Loan shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.

     The terms "Advance" and "Business Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the last Business Day of each month commencing on the last Business Day of the month in which this Note is executed. After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, at Final Maturity. Reference is made to the Credit Agreement for provisions requiring prepayment of principal under certain circumstances. Principal may be prepaid, but only as provided in the Credit Agreement.

     If any installment of interest due under the terms of this Note is not paid within two (2) Business Days when due, then the Lender or any subsequent holder of this Note may, subject to the terms of the Credit Agreement, at its option and without notice, declare the entire principal amount of the Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement which provides for acceleration of the maturity of this Note upon the happening of other "Defaults" as defined therein. All payments on account of this Note shall be applied as provided in the Credit Agreement.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note supersedes and replaces that certain Promissory Note dated March 31, 2000, made by the Maker to the order of the Lender in the principal amount of $18,750,000.00, with a final maturity date of March 31, 2003.

     This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.


                              CROSSMANN COMMUNITIES, INC.,
                                an Indiana corporation



                              By: /s/ Jennifer A. Holihen
                                  ----------------------------------------------
                                  Jennifer A. Holihen, Chief Financial Officer,
                                    Treasurer and Secretary

                                PROMISSORY NOTE
                                (Revolving Loan)

                                                  Indianapolis, Indiana
$18,750,000.00                                    Dated: May 4, 2001
                                                  Final Maturity: April 1, 2004


     On or before April 1, 2004 ("Final Maturity"), CROSSMANN COMMUNITIES, INC., an Indiana corporation (the "Maker") promises to pay to the order of KEYBANK NATIONAL ASSOCIATION (the "Lender") at the principal office of BANK ONE,
INDIANA, NA, a national banking association (the "Agent") in Indianapolis, Indiana, the principal sum of Eighteen Million Seven Hundred Fifty Thousand and 00/100 Dollars ($18,750,000.00) or so much of the principal amount of the Loan represented by this Note as may be disbursed by the Lender under the terms of the Credit Agreement described below, and to pay interest on the unpaid principal balance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Loan") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Lender under a Credit Agreement dated as of April 1, 1999 (as amended, the "Credit Agreement"), entered into by and among the Maker, the Lender, the Agent, and the other lenders from time to time parties thereto. All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time. The Loan is referred to in the Credit Agreement as the "Revolving Loan." Subject to the terms and conditions of the Credit Agreement, the proceeds of the Loan may be advanced and repaid and re-advanced until Final Maturity. The principal amount of the Loan outstanding from time to time shall be determined by reference to the books and records of the Lender on which all Advances under the Loan and all payments by the Maker on account of the Loan shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.

     The terms "Advance" and "Business Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the last Business Day of each month commencing on the last Business Day of the month in which this Note is executed. After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, at Final Maturity. Reference is made to the Credit Agreement for provisions requiring prepayment of principal under certain circumstances. Principal may be prepaid, but only as provided in the Credit Agreement.

     If any installment of interest due under the terms of this Note is not paid within two (2) Business Days when due, then the Lender or any subsequent holder of this Note may, subject to the terms of the Credit Agreement, at its option and without notice, declare the entire principal amount of the Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement which provides for acceleration of the maturity of this Note upon the happening of other "Defaults" as defined therein.

     All payments on account of this Note shall be applied as provided in the Credit Agreement.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note supersedes and replaces that certain Promissory Note dated March 31, 2000, made by the Maker to the order of the Lender in the principal amount of $18,750,000.00, with a final maturity date of March 31, 2003.

     This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.

                              CROSSMANN COMMUNITIES, INC.,
                                an Indiana corporation



                              By: /s/ Jennifer A. Holihen
                                  ----------------------------------------------
                                  Jennifer A. Holihen, Chief Financial Officer,
                                    Treasurer and Secretary

                       REAFFIRMATION OF GUARANTY AGREEMENT


     The undersigned being a Guarantor under that certain Guaranty Agreement dated as of [April 1, 1999\December 31, 1999\October 20, 2000] (the "Guaranty Agreement"), pursuant to which the undersigned guaranteed the obligations of CROSSMANN COMMUNITIES, INC., an Indiana corporation (the "Borrower") to BANK ONE, INDIANA, NA, a national banking association, in its capacity as Agent (the "Agent") for the ratable benefit of the Lenders ("Lenders") under the terms of that certain Credit Agreement, as amended (the "Agreement") dated April 1, 1999, entered into by and among the Borrower, the Lenders, and the Agent, hereby consents to the execution of that certain Fifth Amendment to Credit Agreement to be entered into by and among the Company, the Lenders, and the Agent dated as of even date herewith (the "Fifth Amendment"). Further, the Guarantor acknowledges that while it may be the present practice of the Agent in the past to obtain the undersigned's consent to any amendment to or waiver of any of the terms and conditions of the Agreement, the Agent shall not be required to continue any such practice in the future, and any such discontinuance shall not be construed as a waiver of the Agent's rights, in its discretion, to enter into any further amendments to or grant any waivers of any of the terms and conditions of the Agreement without the consent of the undersigned, and that the Agent's failure to request or obtain the consent of the undersigned to any such amendment or waiver shall not affect the liability of the undersigned to the Lenders and the Agent under the Guaranty Agreement.


     IN WITNESS WHEREOF, the undersigned have signed this Reaffirmation of Guaranty Agreement as of the 4th day of May, 2001.


                              ---------------------------------------


                              By: /s/ Jennifer A. Holihen
                                  ----------------------------------------------
                                  Jennifer A. Holihen, -----------------------




STATE OF INDIANA   )
                   )  SS:
COUNTY OF MARION   )

     Before me, a Notary Public in and for the above County and State, personally appeared Jennifer A. Holihen, the Chief Financial Officer, Treasurer, and Secretary of Crossmann Communities, Inc., an Indiana corporation, who as such officer acknowledged the execution of the foregoing Reaffirmation of Guaranty Agreement for and on behalf of the said corporation this 4th day of May, 2001.


                                       Signature: /s/ Kathy S. Whitlow
                                       -----------------------------------------

                                       Printed: Kathy S. Whitlow
                                       -----------------------------------------
                                                     Notary Public


My Commission Expires:     10/28/07
                        ---------------

My County of Residence:    Johnson
                        ---------------